Exhibit 99.1
For Immediate Release
SIRIUS AND XM COMPLETE MERGER
SIRIUS XM Radio Chosen as New Corporate Name
Combined Company Has Over 18.5 Million Subscribers, Annualized Second
Quarter Revenue Exceeding $2.4 Billion
Company to Offer Consumers Best of Both Services, While Maximizing
Significant Efficiencies
SIRIUS XM Reiterates Financial Guidance;
Expects 2009 Synergies of $400 million and 2009 Adjusted EBITDA of over
$300 Million
NEW YORK, NY — July 29, 2008 —SIRIUS Satellite Radio (NASDAQ: SIRI) and XM Satellite Radio today announced that they have completed their merger, resulting in the nation’s premier radio company. The new company plans to change its corporate name to Sirius XM Radio Inc. The combined company’s stock will continue to be traded on the Nasdaq Global Select Market under the symbol “SIRI”.
SIRIUS XM Radio begins day one with over 18.5 million subscribers, making it the second-largest radio company, based upon revenue, in the country; and, based upon subscribers, the second largest subscription media business in the U.S. With under 10% penetration of the home and car market, the opportunity for continued growth is significant.
“I am delighted to announce the completion of this exciting merger between SIRIUS and XM,” said Mel Karmazin, CEO of SIRIUS XM Radio. “We have worked diligently to close this transaction and we look forward to integrating our best-in-class management teams and operations so we can begin delivering on our promise of more choices and lower prices for subscribers.”
“Every one of our constituencies is a winner. Combined, SIRIUS XM Radio will deliver superior value to our shareholders. By offering more compelling packages and the best content in audio entertainment, we are well positioned for increased subscriber growth. Our laser focus on subscribers will continue and listeners can be assured that there will be no disruption in service. We also believe that the completion of the merger will eliminate any confusion that has been lingering in the marketplace,” added Karmazin.
XM shareholders will receive 4.6 shares of SIRIUS common stock for each share of XM.
Competitive New Options for Consumers
SIRIUS XM Radio broadcasts more than 300 channels of programming, including exclusive radio offerings from Howard Stern, Oprah, Opie & Anthony and Martha Stewart, among others. SIRIUS XM Radio will offer these expanded options to consumers through arrangements with the world’s leading automakers and its relationships with nationwide retailers.

As a result of the merger, SIRIUS XM Radio will also be able to offer consumers new packages in audio entertainment, including the first-ever a la carte programming option in subscription media. In addition to two a la carte options, the new packages will include: “Best of Both,” giving subscribers the option to access certain programming from the other network; discounted Family Friendly packages; and tailored packages including “Mostly Music” and “News, Talk and Sports.” The first of the new packages will be available in the early Fall.
“One of the most exciting benefits of this transaction is the ability to offer subscribers the option of expanding their subscriptions to include the Best of Both services. Given the respective popularity of exclusive programming on both SIRIUS and XM, we expect many subscribers will upgrade their current subscription,” said Karmazin.
“The upside potential for both consumers and shareholders is huge. Consumers have the ease of adding premier programming without purchasing a new device. For shareholders, this kind of organic growth is a key part of the company’s future and the success we expect to see,” said Karmazin.
As promised when the merger was first announced, existing radios will continue to work and every subscriber has the option of maintaining their current service package.
Benefits for Shareholders Begin Immediately, Integration Already Under Way
SIRIUS XM Radio expects to begin realizing the synergies expected from this transaction immediately.
“In addition to realizing significant potential revenue growth, the management team will move quickly to capitalize on the synergies that many analysts have predicted for this combination. We expect to begin achieving those synergies without sacrificing any of the world-class programming and marketing we are known for,” said Karmazin.
The company today also reiterated guidance for the combined SIRIUS XM Radio. Based upon a preliminary analysis, the combined company expects to realize total synergies, net of the costs to achieve such synergies, of approximately $400 million in 2009; to post adjusted EBITDA exceeding $300 million in 2009; and to achieve positive free cash flow, before satellite capital expenditures, for the full year 2009. The company also expects that both synergies and adjusted EBITDA will continue growing beyond 2009.
“We have all the tools necessary to begin executing as a combined company with high aspirations for subscriber growth and greater financial performance in part from the significant synergies that we begin realizing literally today — on Day One. We are moving quickly to integrate the operations,” said Karmazin.
The corporate headquarters will be located in New York, NY and XM Satellite Radio, the company’s wholly-owned subsidiary, will remain headquartered in Washington, DC.
Effective after the close of the market yesterday, trading in XMSR common stock on the Nasdaq Global Select Market ceased.

About SIRIUS XM Radio
SIRIUS XM Radio is America’s satellite radio company delivering the “The Best Radio on Radio” to more than 18 million subscribers, including 100% commercial free music, and premier sports, news, talk, entertainment, traffic and weather.
SIRIUS XM Radio has exclusive content relationships with an array of personalities and artists, including Howard Stern, Oprah, Martha Stewart, Jimmy Buffett, Elvis, Jamie Foxx, Barbara Walters, Frank Sinatra, Opie & Anthony, The Grateful Dead, Willie Nelson, Bob Dylan, Dale Earnhardt Jr., Tom Petty, and Bob Edwards. SIRIUS XM Radio is the leader in sports programming as the Official Satellite Radio Partner of the NFL, Major League Baseball, NASCAR, NHL, and PGA, and broadcasts major college sports.
SIRIUS XM Radio has exclusive arrangements with every major automaker. SIRIUS XM Radio products are available at shop.sirius.com and shop.xmradio.com, and at retail locations nationwide, including Best Buy, Circuit City, RadioShack, Target, Sam’s Club, and Wal-Mart.
SIRIUS XM Radio also offers SIRIUS Backseat TV, the first ever live in-vehicle rear seat entertainment featuring Nickelodeon, Disney Channel and Cartoon Network; XM NavTraffic service for GPS navigation systems delivers real-time traffic information, including accidents and road construction, for more than 80 North American markets.
The guidance contained herein are based upon a number of assumptions and estimates that, while considered reasonable by us when taken as a whole, are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, the guidance is based upon specific assumptions with respect to future business conditions, some or all of which will change. The guidance, like any forecast, is necessarily speculative in nature and it can be expected that the assumptions upon which the guidance is based will not prove to be valid or will vary from actual results. Actual results will vary from the guidance and the variations may be material. Consequently, the guidance should not be regarded as a representation by SIRIUS or any other person that the synergies, adjusted EBITDA and free cash flow will actually be achieved. You are cautioned not to place undue reliance on this information.
This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving Sirius Satellite Radio Inc. and XM Satellite Radio Holdings Inc., including potential synergies and cost savings and the timing thereof, future financial and operating results, the combined company’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of SIRIUS’ and XM’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond the control of SIRIUS and XM. Actual results may differ materially from the results anticipated in these forward-looking statements.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statement: general business and economic conditions; the performance of financial markets and interest rates; the ability to obtain governmental approvals of the transaction on a timely basis; the failure to realize synergies and cost-savings from the transaction or delay in realization thereof; the businesses of SIRIUS and XM may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; and operating costs and business disruption following the merger, including adverse effects on employee retention and on our business relationships with third parties, including manufacturers of radios, retailers, automakers and programming providers. Additional factors that could cause SIRIUS’ and XM’s results to differ materially from those described in the forward-looking statements can be found in SIRIUS’ and XM’s Annual Reports on Form 10-K for the year ended December 31, 2007, which are filed with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s Internet site

(http://www.sec.gov). The information set forth herein speaks only as of the date hereof, and SIRIUS and XM disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication.
G-SIRI
Contacts for SIRIUS XM Radio:
Media Relations
Patrick Reilly
212-901-6646
PReilly@siriusradio.com
Kelly Sullivan
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449
ksullivan@joelefrank.com
Nathaniel Brown
212-708-6170
Nathaniel.Brown@xmradio.com
Chance Patterson
202-380-4318
Chance.Patterson@xmradio.com
Investor Relations
Paul Blalock
212-584-5174
PBlalock@siriusradio.com
Hooper Stevens
212-901-6718
HStevens@siriusradio.com
Joe Wilkinson
202-380-4008
Joe.Wilkinson@xmradio.com
Richard Sloane
202-380-1439
richard.sloane@xmradio.com
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